UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 24, 2008
(Exact name of registrant as specified in its charter)

New Jersey	I-3215	22-1024240

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Johnson & Johnson Plaza, New Brunswick, New Jersey 08933
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: 732-524-0400
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Attached as Exhibit 100 to this report are documents that contain information from the Registrant’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 28, 2008, filed with the Securities and Exchange Commission on November 4, 2008, formatted in eXtensible Business Reporting Language (“XBRL”).
Users of this data are advised pursuant to Rule 401 of Regulation S-T that the information contained in the XBRL documents is unaudited and these are not the official publicly filed financial statements of the Registrant. The purpose of submitting these XBRL-formatted documents is to test the related format and technology and, as a result, investors should continue to rely on the official version of the furnished documents and not rely on this information in making investment decisions.
In accordance with Rule 402 of Regulation S-T, the information in this Current Report on Form 8-K, including Exhibit 100 and the supplemental PDF, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing or document.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits

Exhibit No.	Description

EX-100.INS	XBRL Report Instance Document

EX-100.SCH	XBRL Taxonomy Extension Schema Document

EX-100.PRE	XBRL Taxonomy Presentation Linkbase Document

EX-100.CAL	XBRL Taxonomy Calculation Linkbase Document

EX-100.LAB	XBRL Taxonomy Label Linkbase Document

EX-100.DEF	XBRL Taxonomy Definition Linkbase Document

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Johnson & Johnson (Registrant)
Date: November 24, 2008	By:	/s/ STEPHEN J. COSGROVE
Stephen J. Cosgove
Controller (Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

EX-100.INS	XBRL Report Instance Document

EX-100.SCH	XBRL Taxonomy Extension Schema Document

EX-100.PRE	XBRL Taxonomy Presentation Linkbase Document

EX-100.CAL	XBRL Taxonomy Calculation Linkbase Document

EX-100.LAB	XBRL Taxonomy Label Linkbase Document

EX-100.DEF	XBRL Taxonomy Definition Linkbase Document

4